                                                        Exhibit 10.15

                                  OFFICE LEASE



                                    between



           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES,
                             a New York corporation


                                  as Landlord



                                      and



                        WALKER INTERACTIVE SYSTEMS, INC.


                                   as Tenant

                                  OFFICE LEASE
                            BASIC LEASE INFORMATION

Article:
A.         Date:                          August 25, 1997

B.         Landlord:                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES,
                                          a New York corporation

C.         Tenant:                        Walker Interactive Systems

D.         Building (Paragraph 1(a)):     303 Second Street, San Francisco, CA

E.         Premises (Paragraph 1(b)):
           Approximately 72,299 rentable square  feet consisting of Suites 300N, 375S, and 306S; and 1,800 rentable square feet of  storage space known as Suite 304S.

F.         Term Commencement (Paragraph 2):  October 1,  1997

G.         Term Expiration (Paragraph 2):  September 30,  2007

H.         Base Rent (Paragraph 3 (a)):
           10/1/1997 - 9/30/1999  $150,622.92 per month, and $1,807,475 per year
           10/1/1999 - 9/30/2002  $162,672.75 per month, and $1,952,073 per year
           10/1/2002 - 9/30/2004  $180,747.50 per month, and $2,168,970 per year
           10/1/2004 - 9/30/2007  $198,822.25 per month, and $2,385,867 per year

           Storage Space  10/1/1997 - 9/30/2007  $2,250 per month, and $27,000 per year
           -------------

I.         Base Expense Year (Paragraph 1(c)):  1997

J.         Base Tax Year (Paragraph 1(c)):  1997

K.         Tenant's Expense Share (Paragraph 4(a)):  10.63%

L.         Tenant's Tax Share (Paragraph 4(a)):  10.63%

M.         Security Deposit (Paragraph 32):  Existing Deposit of $70,699.34 on account with Landlord to be transferred from lease dated October 20, 1998 to this lease.

N.         Real Estate Broker (if any):  See Q Below

O.         Tenant's Address
           for Notices (Paragraph 34):
           Walker Interactive Systems, Inc.
           303 Second Street, Suite 300N
           San Francisco CA 94107
           Attention:  Chief Financial Officer

P.         Landlord's Address
           for Notices (Paragraph 34):
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
           Vice President Asset Management
           One Bush Street, Suite 1200
           San Francisco, CA  94104
with a copy to:
           COMPASS Management and Leasing, Inc.
           303 2nd Street
           San Francisco, CA  94107

Q.         Brokers (Paragraph 49 ):  Colliers Damner Pike
                                     Two Embarcadero Center, Suite 1000
                                     San Francisco, CA  94111

                                     COMPASS Management and Leasing , Inc.
                                     One Bush Street, Suite 1200
                                     San Francisco, CA  94104

R.         Exhibit(s) and Addendum (Paragraph 41):
             First Addendum to Office Lease
             Exhibit A:  Floor Plan
             Exhibit B:  Rules and Regulations
             Exhibit C:  Work Letter
             Exhibit D:  Commencement of Term Agreement
             Inserts to Lease


The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.


TENANT                              LANDLORD
Walker Interactive Systems, Inc.    THE EQUITABLE LIFE ASSURANCE

By: /s/    BARBARA M. HUBBARD       By: /s/   DOUGLAS L. BROWN
   --------------------------          -----------------------
Its: Vice President                 Its: Vice President
    ---------------                      --------------

                                    By: /s/  CHRISTINE A. CHERRY
                                       --------------------------
                                    Its: Asst. Secretary
                                         ---------------

                               TABLE OF CONTENTS
                               -----------------

      CLAUSE                            CLAUSE HEADINGS
-------------------  ---------------------------------------------------------
 1                   DEFINITIONS
 2                   TERM; CONDITION OF PREMISES
 3                   RENTAL
 4                   ESCALATION RENT PAYMENTS
 5                   USE
 6                   SERVICES
 7                   IMPOSITIONS PAYABLE BY TENANT
 8                   ALTERATIONS
 9                   LIENS
10                   REPAIRS
11                   DESTRUCTION OR DAMAGE
12                   INSURANCE
13                   SUBROGATION
14                   INDEMNIFICATION
15                   COMPLIANCE WITH LEGAL REQUIREMENTS
16                   ASSIGNMENT AND SUBLETTING
17                   RULES; NO DISCRIMINATION
18                   ENTRY BY LANDLORD
19                   EVENTS OF DEFAULT
20                   TERMINATION UPON DEFAULT
21                   CONTINUATION AFTER DEFAULT
22                   OTHER RELIEF
23                   LANDLORD'S RIGHT TO CURE DEFAULTS
24                   ATTORNEYS' FEES
25                   EMINENT DOMAIN
26                   SUBORDINATION
27                   NO MERGER
28                   SALE
29                   ESTOPPEL CERTIFICATE
30                   NO LIGHT, AIR, OR VIEW EASEMENT
31                   HOLDING OVER
32                   SECURITY DEPOSIT
33                   WAIVER
34                   NOTICES AND CONSENTS
35                   COMPLETE AGREEMENT
36                   CORPORATE AUTHORITY
37                   PARTNERSHIP AUTHORITY
38                   LIMITATION OF LIABILITY TO BUILDING
39                   BROKERS
40                   MISCELLANEOUS
41                   ABANDONMENT
42                   SUBSTITUTION OF PREMISES
43                   AMERICANS WITH DISABILITIES ACT AND SIMILAR ACTS
44                   EXHIBITS
45                   LANDLORD'S LIABILITY; SALE OF BUILDING
46                   LIGHT AND AIR
47                   NAME OF BUILDING
48                   HAZARDOUS SUBSTANCE DISCLOSURE
49                   REAL ESTATE BROKERS

Exhibit A:  Floor Plan (excluded for electronic filing)
Exhibit B:  Rules and Regulations
Exhibit C:  Work Letter
Exhibit D:  Commencement of Term Agreement

                                 OFFICE LEASE


     THIS LEASE, dated November 17, 1997, for purposes of reference only, is made and entered into by and between The Equitable Life Assurance Society of the United States ("Landlord") and Walker Interactive Systems, Inc. ("Tenant").

                                  WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in paragraph 1 (b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

     1.   Definitions.  Unless the context otherwise specifies or requires, the
          ------------
following terms shall have the meanings herein specified:

          (a) The term "Building" shall mean the land, building or buildings, other improvements and other real property described in the Basic Lease Information, as well as any property interest in the area of the streets bounding the parcel described in the Basic Lease Information, and all other improvements on or appurtenances to said parcel or said streets.

          (b) The term "Premises" shall mean the portion of the Building located on the floor(s) specified in the Basic Lease Information which is crosshatched on the floor plan(s) attached to this Lease as Exhibit A.
                                               ---------

          (c) The term "Base Expense Year" shall mean the calendar year specified in the Basic Lease Information as the Base Expense Year.

          (d) The term "Base Tax Year" shall mean the calendar year specified in the Basic Lease Information as the Base Tax Year.

     2.   Term; Condition of Premises.  The term of this Lease shall commence
          ----------------------------
and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. Unless otherwise agreed by Landlord and Tenant in this Lease, Landlord shall deliver the Premises to Tenant on the commencement of the term in their then existing condition with no alterations being made by Landlord. If Landlord has undertaken in this Lease to make any alterations to the Premises prior to commencement of the term and the alterations are completed prior to the date set forth in the Basic Lease Information for commencement of the term, if Tenant desires to take occupancy in advance of such date and Landlord consents to such prior occupancy, Landlord shall deliver the Premises to Tenant on such advance date as shall be mutually approved by Landlord and Tenant and, notwithstanding anything to the contrary contained herein, the term of this Lease shall commence upon such delivery. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term hereof.

     3.   Rental.
          -------

          (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent. As additional rental hereunder, Tenant shall pay to Landlord the additional charges described in paragraph 4 below.

          (b) Monthly rental shall be paid to Landlord on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

          (c) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

          (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period described in paragraph 19(a) will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any encumbrances covering the Building and the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord prior to the expiration of any applicable grace period described in paragraph 19 (a), Tenant shall pay to Landlord a late charge equal to (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based on the circumstances existing as of the date of this Lease. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (e) Any amount due from Tenant, if not paid when first due, shall bear interest from the date due until paid at an annual rate equal to 4% over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time (but in no event in excess of the maximum rate of interest permitted by law), provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

          (f) All payments due from Tenant shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

     4.   Additional Charges for Expenses and Real Estate Taxes

          (a) For purposes of this Paragraph 4, the following terms shall have the meanings hereinafter set forth:

              (i) "Tenant's Tax Share" and "Tenant's Expense Share" mean the percentage figures so specified in the Basic Lease Information. Tenant's Tax Share and/or Tenant's Expense Share may be adjusted by Landlord as a result of any change in the rentable area of the Premises or the total rentable area of the Building.

              (ii) "Tax Year" means each twelve (12) consecutive month period commencing January 1st of each year during the Term, including, without limitation, any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Tax Share of Real Estate Taxes shall be equitably adjusted for the Tax Year involved in any such change.

              (iii) "Real Estate Taxes" means all taxes, assessments and charges of any kind whatsoever levied upon or with respect to the Building or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building or such personal property. Real Estate Taxes shall include, without limitation: all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or other governmental services or purported benefits to the Building or the occupants thereof, service payments in lieu of taxes, business taxes, and any tax, fee, or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California or any political subdivision thereof, public corporation, district, or any other political or public entity, and shall also include any other tax, fee, charge or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include franchise, transfer, inheritance, or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include legal fees, costs, and disbursements incurred in connection with proceedings to contest, determine, or reduce Real Estate Taxes.

              (iv) "Expense Year" means each twelve (12) consecutive month period commencing January 1st of each year during the Term, including, without any limitation, any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Expense Share of Expenses shall be equitably adjusted for the Expense Years involved in any such change.

              (v) "Expenses" means the total costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance and repair of the Building, including, without limitation: (i) the cost of air conditioning, electricity, steam, water, heating, mechanical, telephone, ventilating, escalator and elevator systems and all other utilities; (ii) the cost of repairs and replacements and all labor and material costs related thereto, and the cost of general maintenance, cleaning and service contracts and the cost of all supplies, tools and equipment required in connection thereof;
(iii) the cost of the Building delivery and messenger service; (iv) the cost incurred by Landlord for all insurance carried on the Building or in connection with the use and/or occupancy thereof and the amount of any deductible on uninsured loss; (v) wages, salaries, payroll taxes and other labor costs and employee benefits; (vi) management fees; (vii) fees, charges and other costs of all independent contractors engaged by Landlord; (viii) accounting and legal expenses; (ix) Landlord's share of any shared expenses under any reciprocal easement agreement or similar document; (x) depreciation on personal property, including, without limitation, carpeting in public corridor and common areas and window coverings provided by Landlord; (xi) the rental paid for offices in the Building for the property manager and related management and operations personnel; (xii) the cost of any capital improvements made to the Building after completion of its construction as a labor-saving or energy saving device or to enhance the health and safety of the public (including tenants) or to effect other economies in the operation or maintenance of the Building, or made to the Building after the date of this Lease that are required under any governmental law or regulation or insurance carrier that was not applicable to the Building at the time that permits for the construction thereof were obtained, such cost to be amortized over such period as Landlord shall determine (including, without limitation, with respect to any improvements which result in cost savings with respect to the Building, such period as would allow Landlord to amortize the improvements to the extent of such cost savings in any year or to any greater extent deemed appropriate to Landlord), together with interest on the unamortized balance at the rate of ten percent (10%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; (xiii) the amortized cost of the Transit Impact Development Fee of the City and County of San Francisco; (xiv) the cost of contesting the validity or applicability of any governmental enactments which may affect operating expenses; (xv) the costs of public art; and (xvi) any other expenses and costs of any kind whatsoever incurred in connection with the ownership, management, operation, maintenance and repair of the Building including, without limitation, capital expenditures required to bring the Building into compliance with laws enacted after the Building's temporary certificate of occupancy or the equivalent is validly issued. Expenses shall not include Real Estate Taxes, the cost of Tenant Improvements, real estate broker's commissions, or interest or principal payments on loans which are secured by a deed of trust or mortgage encumbering the Building.

Notwithstanding anything to the contrary contained herein, the following shall not Expenses:

  1. Leasing commissions, attorneys' fees, costs, disbursements, and other expenses incurred in connection with negotiations or disputes with tenants, or in connection with leasing, renovating, or improving space for tenants or prospective tenants of the Building.

  2. The cost of any service sold directly to any tenant (including Tenant) for which Landlord is fully reimbursed by such tenant as an additional charge or rental over and above the basic rent and escalations under the lease with that tenant.

  3. Any depreciation on the structural shell of the Building (not including the Building's operating systems).

  4. All interest, loan fees and other carrying costs paid with respect to any mortgage or deed of trust, and all rental and other payments due under any ground or underlying lease.

  5. Any compensation paid to clerks, attendants, or other persons in retail concessions operated by Landlord (excluding the Building concierge).

  6. Costs of repairs and other work occasioned by fire, windstorm, or other casualty to the extent actually reimbursed by Landlord's insurance.

  7. Wages, salaries, or other compensation paid to any executive employees above the grade of Building manager, except that Landlord may include in Expenses the allocable portion of wages, salaries and other compensation paid to executive employees commensurate with the amount time spent by such employees on Building matters as reasonably determined by Landlord.

  8. Except to the extent involving the ADA, Title 24 or Other Disabilities Laws (as such terms are defined in the Work Letter), any costs, fines, or penalties incurred due to violations by Landlord of any applicable law;

  9. The cost of correcting any building code or other violations of applicable law which were violations prior to the Commencement Date, except for the cost of correcting ADA, Title 24 or Other Disabilities Laws violations which Landlord may include in Expenses.

 10. The cost of removing (not including containment or other maintenance) any contamination of the Building by any toxic or hazardous materials (including, without limitation, asbestos and "PCB's") where such contamination was not caused by Tenant, it being understood that Landlord may include in Expenses the cost of containment and other maintenance of toxic or hazardous materials in accordance with applicable law.

 11.  Expenditures for advertising individual tenant space for lease.

Actual Expenses for both the base Expense Year and each subsequent Expense Year shall be adjusted to equal Landlord's reasonable estimate of the Expenses had 95% of the rentable area of the Building been occupied during any period in which such space is less than 95% occupied.

Landlord and Tenant acknowledge and agree that certain costs of the ownership, management, operation maintenance and repair of the Building may be allocated exclusively to a single component of the Building (for example, and without limitation, to an office area, a retail area or a parking facility) and certain of such costs may be allocated among such components. The determination of such costs and their allocation shall be made by Landlord in accordance with accounting practices customarily applied by Landlord on consistent basis.

          (b) Tenant shall pay to Landlord as additional rent one twelfth (1/12) of Tenant's Tax Share of increases in the Real Estate Taxes for each Tax Year or portion thereof during the Term after the Base Tax Year when compared to Real Estate Taxes for the Base Tax Year (the "Tax Increases"), in advance, on or before the first day of each month during such Tax Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time and Tenant will thereafter make payments on the basis of such revised estimates.

          (c) Tenant shall pay to Landlord as additional rent one twelfth (1/12) of Tenant's Expense Share of increases in the Expenses for each Expense Year or portion thereof during the Term after the Base Expense Year when compared to Expenses for the Base Expense Year (the "Expense Increases"), in advance, on or before the first day of each month during such Expense Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time and Tenant will thereafter make payments on the basis of such revised estimates.

          (d) With reasonable promptness after the expiration of each Expense Year and Tax Year after the Base Expense Year and Base Tax Year, including, without limitation, the Expense Year and Tax Year during which this Lease terminates, Landlord will furnish Tenant with a statement (herein called "Landlord's Expense Statement" and "Landlord's Tax Statement"), prepared by Landlord or its accountant, setting forth in reasonable detail the Expenses and Real Estate Taxes for each such Expense Year and Tax Year and Tenant's Expense Share of the Expense Increases and Tenant's Tax Share of the Tax Increases, which statement shall be conclusive and binding upon Tenant, subject to Tenant's audit right pursuant to Paragraph 4(g). If the total of Tenant's Expense Share of the Expense Increases for such Expense Year as set forth in Landlord's Expense Statement exceeds the total estimated payments for Expense Increases paid by Tenant for such Expense Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the total amount of estimated payments paid by Tenant with respect to Expense Increases and the total of Tenant's Expense Share of the actual Expense Increases within thirty
(30) days after the receipt of Landlord's Expense Statement. If the total amount paid by Tenant for any such Expense Year shall exceed Tenant's Expense Share of the actual Expense Increases for such Expense Year, such excess shall be credited against the next installments of Expense Increases due from Tenant to Landlord hereunder. If this Lease has terminated and no amounts are due or to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within thirty (30) days after such final determination of the actual Expenses. If the total of Tenant's Tax Share of the Tax Increases for any Tax Year as set forth in Landlord's Tax Statement exceeds the total estimated payments for Tax Increases paid by Tenant for such Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the total amount of estimated payments paid by Tenant with respect to Tax Increases and the total of Tenant's Tax Share of the actual Tax Increases within thirty (30) days after the receipt of Landlord's Tax Statement. If the total amount paid by Tenant for any such Tax Year shall exceed Tenant's Tax Share of the actual Real Estate Taxes for such Tax Year, such excess shall be credited against the next installments of Tax Increases due from Tenant to Landlord hereunder. If this Lease has terminated and no amounts are due or to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within a thirty (30) days after such final determination of the actual Tax Increases. Notwithstanding anything to the contrary contained herein, in the event that the Expenses for any subsequent Expense Year are less than Expenses for the Base Expense Year or in the event that the Real Estate Taxes for any Tax Year are less than the Real Estate Taxes for the Base Tax Year, Tenant shall not be entitled to a credit against any Base Rent or other sums payable by Tenant hereunder or to a payment from Landlord to Tenant with respect thereto.

          (e) If the commencement date or expiration date shall occur on a date other than the first or last day, respectively, of a Tax Year and/or Expense Year, Tenant's Tax Share of the Tax Increases and/or Tenant's Expense Share of Expense Increases for which the commencement date or expiration date occurs shall be prorated based on a 365-day year, but shall remain subject to adjustment based on receipt of information after the expiration date.

          (f) Without limiting Landlord's right to estimate Tenant's Expense Share and Tenant's Tax Share even where such estimates may exceed the amounts ultimately due from Tenant, and without liming Landlord's right in paragraph 4(a) of the Lease to adjust Expenses for 95% occupancy, in no event shall Landlord have a right to collect from Tenant more than Tenant's Expense Share of 100% of the applicable Expenses for any Expense year.

          (g) Within one hundred twenty (120) days after receipt of Landlord's Expense Statement, if the amount paid by Tenant during the applicable Expense Year on account of Expense Increases has increased by more than ten percent (10%) over the amount paid by Tenant on account of Expense Increases during the immediately preceding Expense Year, Tenant shall have the right to audit the books and records of Landlord applicable to the Expense Year in question. Landlord shall make the books and records available at Landlord's office in the Building or at such other reasonable location as Landlord shall designate, during reasonable business hours on business days, commencing on such date as Landlord shall designate. Such audit shall be completed within thirty (30) days after commencement. If such audit discloses that adjustments to the Expense Increase payable by Tenant are necessary, such adjustments shall be made in the manner set forth in paragraph (d) above.

Tenant's auditor shall be a certified public accountant paid on an hourly basis and shall not be compensated on a contingency basis. Tenant shall be solely responsible for the costs of any such audit.

     5.   Use.
          ----

          (a.) The Premises shall be used for general office purposes and no other without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. "General office purposes" shall include reasonable software training, demonstration and development; provided that the foregoing will in no way limit Tenant's obligation to use the Premises in accordance with all applicable laws, statutes, ordinances and governmental rules and regulations (including zoning ordinances).Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or would in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or would in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

          (b.) Tenant shall not cause or permit the storage, use, generation, release, or disposal (collectively, "Handling") of any Hazardous Materials (as defined below), in, on, or about the Premises or the Building by Tenant or any agents, employees, contractors, licensees, subtenants, customers, guests or invitees of Tenant (collectively with Tenant, "Tenant Parties"), except that Tenant shall be permitted to use normal quantities of office supplies or products (such as copier fluids or cleaning supplies) customarily used in the conduct of general business office activities ("Common Office Chemicals"), providing that the Handling of such Common Office Chemicals shall comply at all times with all Hazardous Materials Laws (as defined below). Notwithstanding anything to the contrary contained herein, however, in no event shall Tenant permit any usage of Common Office Chemicals in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials or in violation of any Hazardous Materials Laws. Tenant's obligations under this Paragraph shall survive the expiration or other termination of this Lease. For purposes of this Paragraph, "Hazardous Materials" means any explosive, radioactive materials, hazardous wastes, or hazardous substances, including without limitation, asbestos containing materials, PCB's, CFC's, or substances defined or regulated as hazardous substances or hazardous materials in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9657; the Hazardous Materials Transportation Act of 1975, 42 U.S.C. Section 1001-1012, the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901-6987; or any other Federal State or local law, ordinance or regulation. "Hazardous Materials Laws" shall mean all Federal, State, and local laws, ordinances and regulations defining, regulating, restricting or otherwise governing the storage, use, generation, release or disapproval of Hazardous Materials. Notwithstanding any of the foregoing, Landlord hereby acknowledges and agrees that Tenant has installed in the Premises, and shall be permitted to continue to maintain at Tenant's sole cost and expense, a halon fire protection system in accordance with all applicable laws and regulations (including, without limitation, all applicable environmental laws) and any requirements reasonably imposed by Landlord with respect thereto.

          (c ) Landlord shall use reasonable efforts to keep the ambient sound level in the Premises from exceeding 45 decibels (dBA) as a result of the activities of another tenant in the Building; provided, however, that "reasonable efforts" shall not include making alterations to the Premises or any other part of the Building, nor shall Landlord have any obligation to pursue any remedies against any other tenant of the Building. Tenant's obligations under this Lease shall not be affected if the ambient sound level in the Premises exceeds 45 decibels (dBA).

     6.   Services.
          ---------

          (a) Landlord shall maintain and repair the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, windows, mechanical (including HVAC), plumbing and electrical equipment, and the structure itself in reasonably good order and condition except for damage occasioned by the acts of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense.

          (b) Landlord shall furnish the Premises with (1) electricity for lighting and the operation of customary office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 7 a.m. to 6 p.m. on weekdays (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, and (7) 24 hour lobby attendant services and janitor service during the times and in the manner that such services described in clauses (4) through (7) are customarily furnished in comparable office buildings in the area. Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated, or this Lease terminated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services,
(ii) failure to furnish or delay in furnishing any such services or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building imposed or requested by any governmental or quasi-governmental agency or entity, or any other third party. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services (except that if an interruption in utilities or elevator service is due to Landlord's gross negligence or willful misconduct, and such interruption continues for five
(5) consecutive business days, commencing on the sixth (6/th/) business day and continuing until the date that such interruption ceases, rental shall abate in an amount commensurate with the extent Tenant is prevented from conducting its business at the Premises).

          (c) Whenever heat-generating equipment or lighting other than building standard lights are used in the Premises by Tenant which adversely affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the reasonable cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay the reasonable cost of providing all cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning is not otherwise furnished by Landlord. If there is installed in the Premises lighting requiring power in excess of that required for normal office use in the Building, or if there is installed in the Premises equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

          (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease, Tenant shall pay Landlord's reasonable charges for such services upon billing therefor, including, without limitation, Landlord's then current administrative fee therefor.

          (e) In the event of any failure or interruption in performance of any Building system, Landlord or its employees or agents shall use reasonable efforts to notify Tenant of such failure or interruption promptly after their knowledge of the same.

     7.   Impositions Payable by Tenant.  In addition to the monthly rental and
          ------------------------------
other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions.

     8.   Alterations.
          ------------

          (a) Tenant shall make no alterations, additions or improvements to the Premises or install fixtures in the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld or delayed, provided however, that Landlord may withhold its consent in its sole and absolute discretion if there are any material modifications to any structural components of the Building or any of the Building's operating systems, including, without limitation, heating, ventilating, air conditioning, plumbing, electrical, and other operating systems. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, make alterations, additions or improvements to the
Premises or install fixtures in the Premises where     ( i ) the cost of the
work will not exceed $10,000 in any calendar year, and (ii) such work does involve any structural components of he Building or any of the Building's operating systems, including, without limitation, heating, ventilating, air conditioning, plumbing, electrical, and other operating systems. Tenant shall give Landlord at least twenty (20) days prior written notice of any such work. In connection with Tenant's request for Landlord's consent under this Lease, Tenant shall pre-pay to Landlord a Two Hundred Fifty Dollar ($250.00) charge for Landlord's review of applicable documents and plans, together with any third-party costs and expenses incurred or to be incurred by Landlord related thereto. In no event, however, may the Tenant make any alterations, additions or improvements or install fixtures which, in Landlord's reasonable judgment, might adversely affect the structural components of the Building or Building mechanical, utility or life safety systems. At the time such consent is requested, Tenant shall furnish to Landlord a description of the proposed work, an estimate of the cost thereof and such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord, at its sole option, may require as a condition to the granting of such consent to any work costing in excess of ($10,000), that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 1/2) times any and all estimated costs of the proposed work, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. Before commencing any work (whether or not requiring Landlord's consent), Tenant shall give Landlord at least twenty (20) days written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord's interest in the Premises and the Building from mechanics' and materialmen's liens. Within a reasonable period following completion of any work for which plans and specifications were required to obtain a building permit for such work, Tenant shall furnish to Landlord "as built" plans showing the changes made to the Premises.

          (b) Any alterations, additions or improvements to the Premises shall be made by Tenant at Tenant's sole cost and expense, and any contractor, subcontractor or other person selected by Tenant to make the same shall be selected from Landlord's approved bidder list. Tenant's contractor and its subcontractors shall employ union labor to the extent necessary to insure, so far as may be possible, the progress of the alterations, additions or improvements and the performance of any other work or the provision of any services in the Building without interruption on account of strikes, work stoppage or similar causes of delay. All work performed by Tenant shall comply with the laws, rules, orders, directions, regulations and requirements of all governmental entities having jurisdiction over such work and shall comply with the rules, orders, directions, regulations and requirements of any nationally recognized board of insurance underwriters. All alterations, additions and improvements shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant; provided, however, that if required by Landlord prior to the end of the term of the Lease, Tenant shall, prior to the end of the term, at its sole cost and expense, remove the alterations, additions and improvements required to be removed by Landlord and repair and restore the Premises substantially to their condition at the commencement of the term. Notwithstanding any of the foregoing, but subject to Tenant's obligation to repair any damage caused by the removal of such items, all of Tenant's trade fixtures, furniture, furnishings, equipment and other easily movable personal property not permanently affixed to the Premises shall, subject to the provisions hereof, remain the property of Tenant. Upon Tenant's written request, Landlord shall notify Tenant whether Landlord will require Tenant to remove such alteration, addition or improvement when this lease terminates.

     9.   Liens.  Tenant shall keep the Premises and the Building free from any
          ------
liens (and claims thereof) arising out of any work performed, materials furnished or obligations incurred by or for Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens and claims.

     10.  Repairs.  By entry hereunder, Tenant accepts the Premises as being in
          --------
the condition in which Landlord is obligated to deliver the Premises. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises in good condition and repair; ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises, abate rent or terminate this Lease.
Subject to Landlord's rights to require the removal of alterations, additions and improvements, Tenant shall at the end of the term hereof surrender to Landlord the Premises and all Alterations thereto in substantially the same condition as when received, ordinary wear and tear, repairs and replacements required to be performed by Landlord under this Lease, and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord or Landlord's agents to Tenant, except as specifically herein set forth.


     11. Destruction or Damage.
        -----------------------

          (a) In the event the Premises or the portion of the Building necessary for Tenant's use and enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall repair the same, subject to the provisions of this paragraph hereinafter set forth, if (i) such repairs can, in Landlord's opinion, be made within a period of twelve (12) months after commencement of the repair work and (ii) the cost of repairing damage for which Landlord is not insured shall be less than ten percent (10%) of the then full insurable value of the Premises with respect to repairing any damage to the Premises, or five percent (5%) of the then full insurable value of the Building with respect to repairing any damage to other areas of the Building. If the forgoing conditions are satisfied, This Lease shall remain in full force and effect except that so long as the damage or destruction is not caused by the fault or negligence of Tenant, its contractors, agents, employees or invitees, an abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

          (b) As soon as is reasonably possible following the occurrence of any damage, Landlord shall notify Tenant of the estimated time and cost required for the repair or restoration of the Premises or the portion of the Building necessary for Tenant's occupancy. If, in Landlord's reasonable opinion, such repairs cannot be made within twelve (12) months as set forth in subparagraph
(a) (i) above, Landlord or Tenant may elect by written notice to the other within thirty (30) days after Landlord's notice of estimated time and cost is given, to terminate this Lease effective as of the date of such damage or destruction. If Landlord is not obligated to effect the repair based upon the circumstance set forth in subparagraph (a) (ii) above, Landlord shall have the right to terminate this Lease, by written notice to Tenant within thirty (30) days after Landlord's notice of time and cost is given, effective as of the date of such damage or destruction. If neither party so elects to terminate this Lease, this Lease shall continue in full force and effect, but the rent shall be partially abated as herein above in this paragraph provided, and Landlord shall proceed diligently to repair such damage.

          (c) A total destruction of the Building shall automatically terminate this Lease. Tenant waives California Civil Code Sections 1932, 1933, 1941 and 1942 providing for (among other things) termination of hiring upon destruction of the thing hired and the right to make repairs and to vacate the Premises under certain conditions.

          (d) In the event of a casualty damaging the Premises or the Building, in no event shall Tenant be entitled to any compensation or damages from Landlord, specifically including, but not limited to, any compensation or damages for (i) loss of the use of the whole or any part of the Premises, (ii) damage to Tenant's personal property in or improvements to the Premises, or
(iii) any inconvenience, annoyance or expense occasioned by such damage or repair (including moving expenses and the expense of establishing and maintaining any temporary facilities).

          (e) Landlord, in repairing the Premises, shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant.

          (f) In the event the Premises or the portion of the Building necessary for Tenant's use and enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty not involving any act or omission of Tenant or Tenant's employees, agent, contractors or invitees, Tenant shall have the right to terminate this Lease if (i) such damage occurs during the final 18 months of the term of this Lease (including any extension thereof pursuant to any applicable extension option), (ii) Landlord notifies Tenant under paragraph 11(b) that the cost of repairing the damage to the Premises or such necessary portion of the Building will exceed $1,000,000, (iii) Landlord notifies Tenant under paragraph 11(b) that such repairs will require more than 9 months to complete, (iv) Tenant gives Landlord written notice of its election to terminate this Lease within 10 business days after Tenant receives Landlords notice under paragraph 11(b), and (v) there exists no uncured Event of Default at the time of such damage or at any time prior to the termination of this Lease. This Lease shall terminate 30 days after Tenant elects termination pursuant to this paragraph.

     12.  Insurance.
          ----------

          (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, Commercial General Liability insurance in an amount not less than Two Million Dollars ($2,000,000) combined single limit for bodily injury and property damage for injuries to or death of persons and property damage occurring in, on or about the Premises or the Building. If the term of this Lease, including, without limitation, any option terms, is for a period of more than five (5) years, then at the date which is the fifth anniversary of the commencement of the term, the aforesaid amount of Two Million Dollars ($2,000,000) shall be increased, which increase shall not exceed $4,000,000 for the remainder or the initial term and $6,000,000 during any extended term, as required by Landlord to reflect Landlord's then requirements for the aforesaid insurance. Such policy shall name Landlord, Landlord's managing agent and any other party designated by Landlord as additional insureds, shall insure Landlord and Landlord's managing agent's contingent liability as respects acts or omissions of Tenant, shall be issued by a company licensed to do business in the State of California and otherwise reasonably acceptable to Landlord, and shall provide that the policy may not be canceled nor amended without thirty (30) days prior written notice to Landlord. Tenant may carry said insurance under a blanket policy, provided however, said insurance by Tenant shall include an endorsement confirming application to and coverage of Landlord. Said insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be non-contributing with and excess to this insurance.

          (b) A copy of the certificate(s) of insurance shall be delivered to Landlord by Tenant prior to commencement of the term of this Lease and upon each renewal of such insurance.

          (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, workers' compensation and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in paragraph 13 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including, without limitation, Landlord's managing agent).

          (d) Landlord shall maintain at all times during the term of this
Lease: (i) "All-Risk" fire or other casualty insurance with extended coverage endorsement, as Landlord deems reasonably necessary, and (ii) "Broad-Form" comprehensive general liability insurance covering injuries occurring within the Building, except when caused by the negligence or willful misconduct of Tenant, its agents, employees, contractors or invitees, or Tenant's failure to perform its obligations under this Lease. Landlord may, in its sole discretion, obtain and maintain such other commercially reasonable coverage as a prudent landlord similarly situated might deem necessary or desirable, including, without limitation, earthquake coverage.

     13.  Waiver of Subrogation.  Landlord and Tenant shall each have included
          ----------------------
in all policies of fire, extended coverage, business interruption and other insurance respectively obtained by them covering the Demised Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

     14.  Indemnification.  Tenant hereby waives all claims against Landlord for
          ----------------
damage to any property or injury or death of any person in, upon or about the Premises arising at any time during the term of this Lease (but such obligation shall survive the expiration or other termination of this Lease) and from any cause except to the extent arising by reason of gross negligence or willful act of Landlord, its employees or contractors, or by reason of the breach of any provision of this Lease by Landlord and Tenant shall defend Landlord against, hold Landlord harmless from, and reimburse Landlord for any and all claims, liabilities, damages, losses, costs and expenses, including without limitation, reasonable attorneys' fees and costs arising out of or in any way connected with
(a) injury to or death of any person, and (b) damage to or destruction of any property, to the extent that the events described in (a) and (b) are attributable to or resulting from the condition, use or occupancy of the Premises by Tenant or Tenant's failure to perform its obligations under this Lease; except to the extent such is caused by gross negligence or willful act of Landlord, its contractors or employees or by reason of the breach of any provision of this Lease by Landlord. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that injury, death or damage has occurred or that any claim or demand is to be made or may be made. The provisions of this paragraph shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

     15.  Compliance with Legal Requirements.  Tenant, at its sole cost and
          -----------------------------------
expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; with any direction or occupancy certificate issued pursuant to any law by any public officer or officers; as well as the provisions of all recorded documents affecting the Premises (including, without limitation, any ground lease, mortgage or covenants, conditions and restrictions), insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, including, without limitation, structural, utility system and life safety system changes necessitated by Tenant's acts, use of the Premises or by improvements made by or for Tenant.

     16.  Assignment and Subletting.
          --------------------------

          (a) Tenant shall not hypothecate or encumber this Lease or any interest herein without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord, transfer or assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

          (b) If the Tenant is a privately held corporation, or is an unincorporated association or partnership, or any other entity, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, partnership or other entity in excess of fifty percent (50%) in the aggregate from the Ownership existing as of the date of this Lease shall be deemed an assignment or transfer within the meaning and provisions of this paragraph 16. If Tenant is a publicly held corporation, the public trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

          (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

              (1) if at the time consent is requested, or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under paragraph 19 below until such default or pre-default matter is cured;

              (2) if the proposed assignee or sublessee is a governmental agency;

              (3) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee violate the use restriction in section 5(a) would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would conflict with any so-called "exclusive" or percentage lease then in favor of another tenant of the Building;

              (4) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building; and

              (5) Omitted.
                  -------

              (6) if the proposed assignee or sublessee is an existing tenant of the Building.

          (d) If, at any time during the term of this Lease, Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Notice"). Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after Tenant's Notice is given ("Landlord's Option Period"), either (1) to consent to the assignment, in which event the provisions of subparagraph (g) shall be applicable, or to consent to the subletting in which event the provisions of subparagraph (h) shall be applicable; (2) to become the assignee or sublessee of Tenant (instead of the entity specified in Tenant's Notice) upon the terms set forth in Tenant's Notice; (3) in the event of a proposed assignment, to terminate this Lease and to retake possession of the Premises; (4) in the event of a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, the space in question, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment; or 5) to disapprove the proposed assignment or subletting. Landlord shall not have the termination right set forth in clause
(4) of the preceding sentence if (i) the term of the sublease is less than three years (including any extension options) and the term of such sublease is less than three years (including any extension options) and the term of such sublease will expire prior to the expiration of the term of the Lease, and (ii) such sublease, together with all other subleases of the Premises, does not cover 25% or more of the rentable square footage of the Premises.

          (e) The provisions of subparagraphs (a) and (b) above notwithstanding, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to subparagraph (d) above, to any corporation which controls, is controlled by or is under common control with Tenant as of the date of this Lease.

          (f) No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant, except as provided therein, without Landlord's prior consent, which consent shall not be unreasonably withheld.

          (g) In the case of an assignment to an entity other than Landlord, (100%) of any sums above the rate paid by Tenant, or other economic consideration received by Tenant as a result of such assignment, shall be paid to Landlord after first deducting the unamortized cost of reasonable leasehold improvements paid for by Tenant, the cost of any real estate commissions incurred by Tenant in connection with such assignment, reasonable advertising expenses and reasonable attorneys' fees.

          (h) In the case of a subletting to an entity other than Landlord, (100%) of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of this Lease (with interest at the prime rate, plus 2% per annum) except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions incurred by Tenant in connection with such subletting, amortized over the term of the sublease, (4) reasonable attorneys' fees, and (5) reasonable advertising expenses.

          (i) Regardless of Landlord's consent and regardless of whether Landlord consent is required pursuant to the terms hereof, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

          (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, the Tenant shall pay Landlord's reasonable and standard processing fee (which currently is Five Hundred Dollars ($500.00) in each instance and Landlord's reasonable attorneys' fees and costs incurred in connection therewith. In no event shall any of these costs be reimbursable to Tenant.

     (k) Notwithstanding anything to the contrary contained herein, any and all unexercised options to extend or renew the term of the Lease or to expand the Premises and any and all rights of first refusal and similar rights are intended by both Landlord and Tenant to be personal to

Walker Interactive Systems, Inc. and its assignees under Paragraph 16(e) above and are not intended to benefit any other assignee or sublessee hereunder. Upon any assignment or subletting of the Premises or any portion thereof, any such options or rights shall automatically and without any further action by Landlord terminate and be of no further force and effect. A sublease of a portion of the Premises shall not terminate any unexercised options to extend or renew the term of this Lease, provided that such sublease, together with all other subleases of the Premises, does not cover 15,000 rentable square feet or more of the Premises. The preceding sentence does not apply to expansion options, rights of first refusal or similar rights.

          17.   Rules; No Discrimination.  Tenant shall faithfully observe and
                -------------------------
comply with the rules and regulations annexed to this Lease as Exhibit B, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord, provided that any such modifications and additions shall not materially interfere with Tenant's use of the Premises. In the event of any conflict between the rules and regulations, as the same may be amended from time to time, and this Lease, this Lease shall prevail. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant specifically covenants and agrees that Tenant shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the Premises.

          18.   Entry by Landlord.  Landlord may enter the Premises at
                ------------------
reasonable hours  upon prior telephonic notice to the Chief Financial Officer at
(415) 495-8811 or other notice in accordance with Paragraph 3.4 (except in the case of an emergency) to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants, provided, however, that Landlord shall only exhibit the Premises to prospective tenants during the final ninety
(90) days of Tenant's occupancy of the Premises; (c) make repairs or perform maintenance required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; (d) supply janitor service and any other service to be provided by Landlord to Tenant under this Lease; and (e) post notices of non-responsibility, provided, however, that all such work shall be done as promptly as reasonably practical and so as to cause as little interference to Tenant as reasonably practical. Landlord shall have no duty beyond dialing the telephone number listed above (and leaving a voicemail message if such a service answers the call) and Landlord shall have no obligation to take any further action if there is no answer at the telephone number listed above or if such number (or voicemail service) is not functioning properly, or to confirm that Tenant's chief financial officer or any other person may be reached at such telephone number. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or construction, of Tenant from the Premises or any portion thereof and Landlord shall have liability to Tenant as a result thereof.

     19.  Events of Default.  The following events shall constitute Events of
          ------------------
Default under this Lease:

          (a) a default by Tenant in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of 5 days after receipt by Tenant of written notice from Landlord that the same is due, unless Landlord shall have given such notice to Tenant within the preceding twelve (12) months, in which case it shall be a Event of Default under this Lease if Tenant shall default in the payment when due of any rent or other sum payable hereunder and such default shall continue for a period of 5 days after the same is due;

          (b) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of thirty (30) days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of a nature to require more than thirty (30) days to remedy, provided, however, in no event shall Tenant have more than a period of sixty
(60) days to remedy any such default;

          (c) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within sixty (60) days thereafter;

          (d) the appointment of a receiver for a substantial part of the assets of Tenant, if such appointment is not vacated within sixty (60) days thereafter;

          (e) the abandonment of the Premises; and

          (f) the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within thirty days (30) thereafter.

     In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings, nor shall any rights or privileges hereunder be an asset of Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings.

     20.  Termination Upon Default.  Upon the occurrence of any Event of Default
          -------------------------
by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

          (a) Landlord shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

          (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

          (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation: (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; (2) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all reasonable costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting; (4) all reasonable costs (including, without limitation, any brokerage commissions) actually incurred by Landlord in reletting the Premises; and (5) any and all other damages suffered by Landlord and proximately caused by Tenant's Event of Default.

          (d) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all claims, damages, liabilities, losses, costs and expenses, including, without limitation, all costs of court and attorneys' fees of Landlord occasioned thereby.

          (e) In the event of the occurrence of any of the events specified in paragraph 19(c) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, (1) Landlord may discontinue the services provided pursuant to paragraph 6 of this Lease, unless Landlord has received compensation in advance for such services in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (2) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, reasonable attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease. For purposes of this subparagraph (e), "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

          (f) In the event any governmental authority having jurisdiction over the Real Property or the Building promulgates or revises any applicable law or imposes mandatory or voluntary controls or guidelines on Landlord or the Premises or the Building relating to the use or conservation of energy or utilities or the reduction of automobiles or other emissions (collectively "Controls") or in the event Landlord is required or elects to make alterations to the Premises or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Premises and/or Building related thereto. Such compliance and the making of such alterations shall not entitle Tenant to any abatement of rent, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including but no limited to, liability for consequential damages or loss of business by Tenant. In carrying out such compliance and alterations, Landlord shall use reasonable efforts to minimize any disruptions to Tenant's business in the Premises. Landlord may comply with voluntary Controls without obtaining Tenant's consent only if such compliance shall not cause unreasonable interference with Tenant's use and enjoyment of the Premises.

     21.  Continuation after Default.  Landlord shall have the remedy described
          ---------------------------
in California Civil Code Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rental as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

     22.  Other Relief.  The remedies provided for in this Lease are in addition
          -------------
to any other remedies available to Landlord at law or in equity, by statute or otherwise.

     23.  Landlord's Right to Cure Defaults.  All agreements and provisions to
          ----------------------------------
be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for twenty (20) days after notice thereof by Landlord, or such longer period as may be allowed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided to the extent Landlord may deem desirable. All sums so paid by Landlord (with interest at an annual rate equal to four percent (4%) over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time, but in no event in excess of the maximum interest rate permitted by law) and all necessary incidental costs shall be payable to Landlord on demand.

     24.  Attorneys' Fees.  If any action arising out of this Lease is brought
          ----------------
by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs expenses and attorneys' fees shall be included in and as part of such judgment.


     25.  Eminent Domain.  If all or any part of the Premises shall be taken as
          ---------------
a result of the exercise of the part of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced. Notwithstanding the foregoing, Tenant shall have the right to receive any award made to compensate Tenant for relocation expenses and for Tenant's loss of its personal property, equipment or fixtures.

     26.  Subordination.
          --------------

          (a) This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute within ten (10) business days any documents reasonably required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease as may be reasonably requested by the holder of any such mortgage or deed of trust or by the ground lease under any such ground lease, or to evidence such attornment.

          (b) In the event any mortgage or deed of trust which is entered into by Landlord after the date hereof to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or in the event any ground lease to which this Lease is subordinate is terminated, this Lease shall not be barred, terminated, cut off or foreclosed, nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Tenant shall attorn to the purchaser, grantee, or ground lessor as provided in subparagraph (a) above or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease.
          (c ) At Tenant's request, Landlord shall submit to any current lienholder on the Property for execution Tenant's proposed subordination, non-disturbance and attornment agreement, provided that this Lease shall continue in full force and effect, and Landlord shall have no responsibility to Tenant, if one or more of such lienholders is unwilling to execute such agreement.

     27.  No Merger.  The voluntary or other surrender of this Lease by Tenant,
          ----------
or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

     28.  Sale.  In the event the original Landlord hereunder, or any successor
          -----
owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner, provided that the new owner agrees in writing to assume all prospective obligations of Landlord under the Lease.

     29.  Estoppel Certificate.  At any time and from time to time but on not
          ---------------------
less than 10 business days prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid,
(c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate, (d) whether there is then, to Tenant's knowledge, existing any claim by Tenant of default hereunder by Landlord, and, if so, specifying the nature thereof, and (e) such other matters as may be requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof. Upon at least ten (10) business days' prior notice by Tenant, Landlord shall execute and deliver to Tenant a certificate stating that, (a) this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), and (b) to the best of Landlord's actual knowledge, Tenant is not in default under the terms of this Lease, or if Landlord has actual knowledge of any such defaults, specifying such defaults.

     30.  Omitted.
          -------

     31.  Holding Over.  If Tenant holds possession of the Premises after
          -------------
expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to (i) 200% of the then prevailing monthly rental payable by Tenant at the expiration of the term of this Lease, if Landlord has not consented in writing to such holding over, or (ii) 150% of the then prevailing monthly rental payable by tenant at the expiration of the term hereof if Landlord has consented in writing to such holding over payable in advance on or before the first day of each month, and shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss suffered by either Landlord or the replacement tenant resulting from Tenant's failure timely to vacate the Premises.

     32.  Security Deposit.  Tenant shall, upon execution of this Lease, deposit
          -----------------
with Landlord the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Landlord as security for the faithful performance by Tenant of all the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Tenant compensates Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, Tenant shall within ten 10 business days after demand therefor deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the deposit separate from its general accounts or to pay any interest on the deposit.

     33.  Waiver.  The waiver by either party of any agreement, condition or
          -------
provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of such party to insist upon the performance by the other party in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of preceding breach at the time of acceptance of the rental.

     34.  Notices and Consents.  All notices, consents, demands and other
          ---------------------
communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when hand delivered, delivered by reputable overnight courier or deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant.

     35.  Complete Agreement.  There are no oral agreements between Landlord and
          -------------------
Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, letters of intent and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Building or related facilities.

     36.  Corporate Authority.  If either party signs as a corporation, each of
          --------------------
the persons executing this Lease on behalf of such party warrants that such party is a duly authorized and existing corporation, that such party has been and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

     37.   Partnership Authority.  If either party is a partnership, joint
          -----------------------
venture or other unincorporated association, each individual executing this Lease, on behalf of such party warrants that this Lease is binding on such party and that each and both of the persons signing on behalf of such party were authorized to do so.

     38.  Omitted.
          -------

     39.  Omitted.
          -------

     40.  Miscellaneous.  The words "Landlord" and "Tenant" as used herein shall
          --------------
include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Upon the request of Landlord, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such financial statements with respect to Tenant as may have been prepared by or for Tenant. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord (other than with respect to the failure of Tenant to pay the particular rental accepted), including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     41.  Abandonment.  Tenant shall not vacate for more than fifteen (15)
          ------------
consecutive days (except in the event of any casualty which prevents Tenant from occupying the Premises) or abandon the Premises or any part thereof at any time during the term of this Lease. Tenant understands that if Tenant should leave the Premises or any part thereof vacant for more than fifteen (15) consecutive days (except in the event of any casualty which prevents Tenant from occupying the Premises) or abandoned, the risk of fire, other casualty, and vandalism to the Premises and the Building will be increased and that, therefore, such action by Tenant shall constitute a material breach of this Lease, whether or not Tenant continues to pay rent and additional rent under this Lease. If Tenant shall vacate for more than fifteen (15) consecutive days (except in the event of any casualty which prevents Tenant from occupying the Premises) abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord may sell or otherwise dispose of such personal property in any commercially reasonable manner.

     42.  Omitted.
          -------

     43.  Americans with Disabilities Act and Similar Acts.  Notwithstanding
          -------------------------------------------------
anything to the contrary contained herein or in the Lease, Tenant, at its sole cost and expense, shall (i) cause the Premises to comply with the provisions of the Americans With Disabilities Act, 42. U.S.C. 12101 et seq. and any governmental regulations with respect thereof (the "ADA"), Title 24 of the California Administrative Code ("Title 24"), and other similar federal, state, and local laws and regulations, including, without limitation, any alterations required under ADA for the purposes of "public accommodations" (as that term is used in the ADA), and (ii) reimburse Landlord upon demand for any and all costs and expenses incurred by Landlord to comply with ADA, Title 24, or such similar federal, state, or local laws and regulations in any other portion of the Building in which the Premises are located, , to the extent that any compliance requirement described in the immediately preceding clauses (i) and (ii) arises out of Tenant's particular use of or construction in the Premises. Except as provided above, Tenant shall have no responsibility to comply with such laws in portions of the Building outside of the Premises.

     44.  Exhibits.  The exhibit(s) and addendum, if any, specified in the Basic
          ---------
Lease Information are attached to this Lease and by this reference made a part hereof.

     45.  Landlord's Liability; Sale of Building.  The term "Landlord," as used
          ---------------------------------------
in this Lease, shall mean only the owner or owners (or lessee or lessees under any ground lease) of the Building at the time in question. Tenant acknowledges and agrees that the liability of Landlord with respect to its obligations under this Lease or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building, or the Premises is limited to Landlord's interest in the Building, and Tenant agrees to look solely to Landlord's interest in the Building to satisfy any claim or judgment against or any liability or obligation of Landlord to Tenant under this Lease. In no event shall any present or future partner, officer, director, employee, trustee, beneficiary, advisor, investment manager, manager, agent, member, advisor, or shareholder of Landlord have any personal liability to Tenant with respect to any liability or obligation of Landlord to Tenant, and no recourse shall be had by Tenant against any such parties or the assets of any such parties to satisfy any claim or judgment of Tenant for Landlord's breach of any of its obligations under this Lease. Wherever in this Lease Tenant (a) releases Landlord from any claim or liability, (b) waives or limits any right of Tenant to assert any claim against Landlord or to seek recourse against any property of Landlord or (c) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, the constituent shareholders, partners, trustees, beneficiaries, members or other owners of Landlord, and the directors, officers, employees and agents of Landlord and each such constituent shareholder, partner or other owner.

     46.  Light and Air.  Tenant agrees that no diminution of light, air or view
          --------------
by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent or any other sums payable hereunder, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

     47.  Name of Building.  Tenant shall not use the name of the Building for
          -----------------
any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord. Landlord reserves the right to change the name of the Building and Landlord shall not be liable to Tenant for any loss, cost or expense in account of any such change of name.

     48.  Hazardous Substance Disclosure.  California law requires landlords to
          -------------------------------
disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. Although smoking is prohibited in the public areas or the Building, these areas may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials.

     49.  Real Estate Brokers.  Landlord and Tenant each represents and warrants
          --------------------
to the other that such party has negotiated this Lease directly with the Real Estate Broker(s), if any, identified in the Basic Lease Information and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for such party in connection with this Lease. Each party shall indemnify, defend and hold the other harmless from and against any and all claims by any real estate broker or salesman other than the Real Estate Broker(s), if any, identified in the Basic Lease Information for a commission, finder's fee or other compensation as a result of the inaccuracy of such party's representation above. Landlord will pay any commission owing to the Real Estate Brokers, if any, identified in the Basic Lease Information above pursuant to a separate agreement.

     50.  Landlord's Representations.  Landlord and persons executing this Lease
          ---------------------------
on behalf of landlord represent and warrant that the individuals executing this Lease on Landlord's behalf are duly authorized to execute and deliver this Lease on its behalf.

     51.  Tenant's Financing.   Landlord agrees that Tenant shall have the
          -------------------
right, at its discretion, to mortgage, hypothecate or convey a security interest in Tenant's equipment and personal property within the Premises as security for its obligations under any equipment and personal property within the Premises as security for its obligations under any equipment lease or other financing arrangement related to the conduct of tenant's business, provided that Landlord is not required to execute any documentation or perform any act in connection therewith and provided that Tenant shall not mortgage, hypothecate or convey a security interest in its leasehold estate hereunder.

     52.  Counter Parts.       This lease may be executed in multiple
          --------------
counterparts, which shall collectively constitute one instrument.


          IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

TENANT                            LANDLORD
Walker Interactive Systems, Inc.  THE EQUITABLE LIFE ASSURANCE
                                  SOCIETY OF THE UNITED STATES,
                                  a New York corporation

By: /s/    BARBARA M. HUBBARD     By: /s/   DOUGLAS L. BROWN
   --------------------------        -----------------------
Its: Vice President               Its: Vice President
    ---------------                    --------------

                                  By: /s/  CHRISTINE A. CHERRY
                                     --------------------------
                                  Its: Asst. Secretary
                                       ---------------

Date of Execution                 Date of Execution
by Tenant: November 19, 1997      by Landlord: November 24, 1997
           -----------------                   -----------------

                       THE FIRST ADDENDUM TO OFFICE LEASE
                       ----------------------------------


THIS FIRST ADDENDUM TO OFFICE LEASE (this "Addendum") is made by and between The Equitable Life Assurance Society of the United States, ("Landlord"), and Walker Interactive Systems, Inc., ("Tenant"), to be a part of that certain Lease herewith between Landlord and Tenant (the "Lease") concerning approximately 72,299 rentable square feet of space, located at 303 Second Street, San Francisco, California (the "Building"), commonly known as Suite 300N, 375S, 306S and approximately 1,800 rentable square feet of storage space commonly know as Suite 304S. Landlord and Tenant agree that, notwithstanding anything to the contrary in the Lease, the Lease is hereby modified and supplemented as set forth below.

1.  EFFECT OF ADDENDUM.    All terms with initial capital letters used herein as
    ---------------------
   defined terms shall have the meaning ascribed to them in the Lease unless specifically defined herein. In the event of any inconsistency between this Addendum and the Lease , the terms of this Addendum shall prevail As used herein, the term "Lease" shall mean" the Lease, this Addendum and all riders, exhibits, rules, and regulations referred to in the Lease or this Addendum.

2. PARKING.  Tenant shall have the ongoing right during the term and any
   --------
   subsequent renewal term to park up to 25 vehicles in the Building garage on a non-reserved basis at the then prevailing rate.

3.  OPTION TO RENEW.
    ----------------

          (a) Tenant shall have one (1) option to extend the Lease for a period of five (5) years (the "Option Period") with at least 180 days (but no more than 365 days) prior written notice of its intention to extend the Lease. Anything herein to the contrary notwithstanding, if there is any uncured Event of Default under the Lease , whether at the time Tenant gives Landlord notice of its exercise of the option granted hereunder, or at any time thereafter prior to the commencement date of the extended term of the Lease, the option shall automatically terminate and become null and void.

          (b) In the event the renewal option is timely exercised, the Lease shall be extended for the term of the Option Period upon all of the terms and conditions of the Lease, provided that (i) the Base Rent for the Option Period shall be the "Fair Market Rent" for the Premises, (ii) Tenant shall have no further right to extend the term of this Lease, and
       (iii) the Premises shall be accepted by Tenant in its "AS IS" condition with no tenant improvements to be built by Landlord or tenant improvement allowance to be paid by Landlord. For purposes hereof, "Fair market Rent" shall mean such base rent as constitutes the prevailing base rent agreed to be paid generally by new and renewing tenant, which occupy a minimum of 50,000 square feet in other class "A" buildings of comparable quality in San Francisco financial district and which tenants are of similar credit standing with Tenant at the time of renewal (collectively, "Comparable Tenants"), for comparable space and for comparable terms pursuant to leases entered into or renewed by such other tenants on or about the commencement of the Option Period. Determination of prevailing base rent shall take into consideration all relevant lease terms, effective rental rates, rental escalations, the Additional Charges for Real Estate Taxes and Expenses being paid by Tenant at the commencement of the Option Period, Building identification and signage, the age of tenant improvements and other economic factors being obtained by such other Comparable Tenants (excluding, however, leasing commissions and relocation allowances).

          (c ) Within 60 days after receipt of Tenant's notice of exercise, Landlord shall notify Tenant in writing of Landlord's estimate of the Fair Market Rent and, thus, of the Base Rent for the Option Period, based on the provisions of paragraph 3(b) above. Within 30 days after receipt of such notice from Landlord, Tenant shall have the right either to (i) accept Landlord's statement of Base rent as the Base Rent for the Option Period; or (ii) elect to arbitrate Landlord's estimate of Fair Market Rent, such arbitration to be conducted pursuant to the provisions hereof. Failure on the part of Tenant to require arbitration of Fair Market Rent within said 30-day period shall constitute acceptance of the Base Rent for the Option Period as calculated by Landlord. If Tenant elects arbitration, the arbitration shall be concluded within 90 days after the date of Tenant's election, subject to extension for an additional 30-day period if a third arbitrator is required and does not act in a timely manner. To the extent that arbitration has not been completed prior to the expiration of any preceding period for which Base Rent has been determined, Tenant shall continue to pay Base Rent at such rate, with any appropriate adjustment to be made once Fair Market Rent is ultimately determined by arbitration.

          (d) In the event of arbitration, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined as follows:

                    i. Tenant shall make demand for arbitration in writing within 30 days after service of Landlord's determination of Fair Market Rent given under paragraph 3(c ) above specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate broker familiar with the Fair Market Rent of first-class commercial office space in the downtown San Francisco area with at least ten (10) years of experience. Failure on the part of Tenant to make timely and proper demand for such arbitration shall constitute a waiver of the right thereto. Within 15 business days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified.

                    ii. In the event that two arbitrators are chosen pursuant to paragraph 3(d)(i) above, the arbitrators so chosen shall meet within 10 business days after the second arbitrator is appointed and, if within 10 business days after such first meeting the two arbitrators shall be unable to agree promptly upon a determination of Fair Market Rent, they, themselves, shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to paragraph 3(d)(i). In the event they are unable to agree upon such appointment within five business days after expiration of said 10 business day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of five business days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Senior Managing Director of the main San Francisco office of Cushman & Wakefield Inc., and the other party shall not raise any question as to such person's full power and jurisdiction to entertain the application for and make the appointment, provided that such person shall not be an employee of Cushman & Wakefield Inc. or any of its affiliates, and shall not then be engaged by Landlord or the property manager for the Building as the exclusive listing agent for the Building or any other property. The three arbitrators shall decide the dispute if it has not previously been resolved by following the procedure set forth below.

                    iii. Where an issue cannot be resolved by agreement between the two arbitrators selected by Landlord and Tenant or settlement between the parties during the course of arbitration, the issue shall be resolved by the three arbitrators in accordance with the following procedure: The arbitrator selected by each of the parties shall state in writing his or her determination of the Fair Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of two proposed resolutions most closely approximates his or her determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he or she chooses as most closely approximating his or her determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

                    iv. In the event of a failure, refusal or inability of any arbitrator to act, his or her successor shall be appointed by the party on whose behalf such arbitrator is to act, but in the case of the third arbitrator, his or her successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall attempt to decide the issue within 10 business days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall equally share the fee and expenses of the third arbitrator. The attorneys' fees and expenses of counsel for the respective parties and witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

          (e) In the event that Tenant shall exercise the renewal option, landlord and Tenant shall execute an amendment to this Lease, setting forth the lease terms to apply during the Option Period, within fifteen
       (15) business days of the final determination of Fair Market Rent with respect to the Option Period.

          (f) The right contained in this Section is personal to Walker Interactive Systems, Inc. and its assignees under paragraph 16(e) of the Lease, and such right shall not inure to the benefit of any other assignee or subtenant of Walker Interactive Systems, Inc.

4. 355S OPTION TO EXPAND.   Tenant shall have an option to expand (the "355S
   -----------------------
   Expansion Option") into the additional 7,665 rentable square feet currently occupied by Don Todd and designated on EXHIBIT A of the Lease as Suite 355S ( "Suite 355S") by providing Landlord with written notice of Tenant's exercise of the 355S Expansion Option at least 180 days (but no more than 365 days ) prior to the current occupant's lease expiration date, which expiration date Landlord represents as being November 30, 2000; provided that Landlord shall have no liability to Tenant for delays in the delivery of Suite 355S not due to Landlord's willful misconduct or gross negligence. Anything herein to the contrary notwithstanding, if there is an uncured Event of Default under the Lease, whether at the time Tenant gives landlord notice of its exercise of the 355S Expansion Option, or at any time thereafter prior to the commencement date of the term of the Lease with respect to Suite 355S, the 355S Expansion Option shall automatically terminate and be null and void. Any such expansion by Tenant into Suite 355S shall be upon all the terms and conditions of the Lease, provide that (i) the Base Rent for Suite 355S shall be "Fair Market Rent" as defined in paragraph 3(b) above, and (ii) Suite 355S shall be accepted by Tenant in "as-is" condition with no tenant improvements to be built by Landlord or Tenant improvement allowance to be paid by landlord. Within 45 days after receipt of Tenant's notice of exercise of the 355S Expansion Option, Landlord shall notify Tenant in writing of Landlord's estimate of the Fair Market Rent and thus, the Base Rent for Suite 355S. Within 30 days after receipt of such notice from Landlord, Tenant shall have the right either to (i) accept Landlord's statement of Base Rent as the Base Rent for Suite 355S; or (ii) elect to arbitrate landlord's estimate of the Fair market Rent, such arbitration to be conducted pursuant to paragraph
   3(d) above. Failure on the part of Tenant to elect to arbitrate within said 30-day period shall constitute acceptance of the Base Rent for Suite 355S as calculated by Landlord. In the event that Tenant shall exercise the 355S Expansion Option, Landlord and Tenant shall execute a lease setting forth the lease terms to apply to Suite 355S within fifteen (15) business days of Tenant's acceptance of the Base Rent for 355S. Landlord shall be responsible for all code upgrades in the restrooms on the third floor of the Building.
   In the event that Tenant shall exercise the 355S Expansion Option, Tenant shall be responsible for any and all upgrades in the common areas and elevator lobby located on the third floor of the South Tower of the Building necessitated as a result of any improvements or additions constructed by Tenant in Suite 355S. The right contained in this Section is personal to Walker Interactive Systems, Inc. and its assignees under paragraph 16(e) of the Lease, and such right shall not inure to the benefit of any other assignee or subtenant of Walker Interactive Systems, Inc.

5. 325S OPTION TO EXPAND.  Tenant shall have an option to expand (the "325S
   ----------------------
   Expansion Option") into the additional 15,945 rentable square feet currently occupied by PacBell Internet and designated on EXHIBIT A of the Lease as Suite 325S ("Suite 325S") by providing Landlord with written notice of Tenant's exercise of the

   325S Expansion Option at least 180 days (but no more than 365 days) prior to current occupant's lease expiration date, which expiration date Landlord represents as being February 28, 2001; provided that Landlord shall have no liability to Tenant for delays in the delivery of Suite 325S not due to Landlord willful misconduct or gross negligence. Anything herein to the contrary notwithstanding, if there is an uncured Event of Default under the Lease, whether at the time Tenant gives landlord notice of its exercise of the 325S Expansion Option, or at any time thereafter prior to the commencement date of the term of the Lease with respect to Suite 325S, the 325S Expansion Option shall automatically terminate and be null and void. Any such expansion by Tenant into Suite 325S shall be upon all of the terms and conditions of the Lease, provided that (I) the Base Rent for Suite 325S shall be "Fair Market Rent" as defined in paragraph 3(b) above, and (ii) Suite 325S shall be accepted by Tenant in "As-Is" condition with no tenant improvements to be built by Landlord or Tenant improvement allowance to be paid by Landlord. Within 45 days after receipt of Tenant's notice of exercise of the 325S Expansion Option, Landlord shall notify Tenant in writing of Landlord's estimate of the Fair Market Rent and, thus, the Base Rent for Suite 325S. Within 30 days after receipt of such notice from landlord, Tenant shall have the right to (i) accept Landlord's statement of Base Rent as the Base Rent for Suite 325S; or (ii) elect to arbitrate Landlord's estimate of the Fair Market Rent, such arbitration to be conducted pursuant to paragraph 3(d) above. Failure on the part of Tenant to elect to arbitrate within said 30-day period shall constitute acceptance of the Base Rent for Suite 325S as calculated by Landlord. In the event that Tenant shall exercise the 325S Expansion Option, Landlord and Tenant shall execute a lease setting forth the lease terms to apply to Suite 325S within fifteen (15) business days of Tenant's acceptance of the Base Rent for 325S. Landlord shall be responsible for all code upgrade in the restrooms on the third floor of the Building. In the event that Tenant shall exercise the 325S Expansion Option, Tenant shall be responsible for any and all upgrades in the common areas and elevator lobby located on the third floor of the South Tower of the Building necessitated as a result of any improvements or additions constructed by Tenant in Suite 325S. The right contained in this Section is personal to Walker Interactive Systems, Inc. and its assignees under paragraph 16(e) of the Lease, and such right shall not inure to the benefit of any other assignee or subtenant of Walker Interactive Systems, Inc.

6. PRIOR LEASE.  Landlord and Tenant are parties to an Office Lease dated as of
   ------------
   October 20, 1988, as amended (the "Prior Lease"), applicable to the Premises and other tenant space located on the sixth floor of the Building . Concurrent with the execution and delivery of the Lease, Landlord and Tenant shall enter into Lease Amendment Number Six to delete the Premises form the Prior Lease and to make certain other changes connected with such deletion. Notwithstanding anything to the contrary contained herein, the Lease shall in no way modify or otherwise affect Tenant's obligations under the Prior Lease. To the extent Tenant has paid rent due October 1, 1997 and November 1, 1997 applicable to the Premises under the Prior Lease, such amounts shall be accounted for under the Lease and appropriate adjustments made with the rent due December 1, 1997 so that at that time Tenant shall pay to Landlord all sums which should have been paid under the Lease on October 1, 1997 and November 1, 1997. Upon the execution and delivery of the Lease, the Lease shall be considered effective as of October 1, 1997, for all purposes.

7. LIMITED RECOURSE.  Notwithstanding anything to the contrary in the Lease or
   -----------------
   in any document delivered by Landlord in connection with the consummation of the transaction contemplated hereby, it is expressly understood and agreed that The Equitable Life Assurance Society of the United States is acting solely on behalf and for the benefit of Separate Account No. S-16III and Landlord's liability shall be limited to, and payable and collectible only out of, assets allocated to, or held by Landlord for the benefit of, Separate Account No. S-16III (including , without limitation, the Building) and no other property or assets of Landlord or of any of Landlord's directors, officers, employees, shareholders, contract holders or policyholders, shall be subject to any lien, levy, execution, setoff or other enforcement procedure for satisfaction of any right or remedy of Tenant in connection with the Transaction contemplated hereby.

 TENANT                                   Landlord:
 Walker Interactive Systems, Inc.         The Equitable Life Assurance Society
                                          of the United States

  By: /s/    BARBARA M. HUBBARD           By: /s/   DOUGLAS L. BROWN
     --------------------------              -----------------------
  Its: Vice President                     Its: Vice President
      ---------------                          --------------

                                   EXHIBIT B
                                   ---------
                             RULES AND REGULATIONS
                             ---------------------

   1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except such roof or portion thereof as may be contiguous to the premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area.

     2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or
otherwise displayed by any tenant   on any part of the Building without the
prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

     3. Their Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by any tenant on the premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     4. No tenant shall employ any person or persons other than Landlord's janitorial service for the purpose of cleaning the premises, unless otherwise approved by Landlord. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms.

     5. Landlord will furnish each tenant, free of charge, with two keys to each door lock in its premises. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior consent of Landlord. The tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to the tenant.

     6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building.

Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

     7. No tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior approval, use any method of heating or air conditioning other than that supplied by Landlord.

No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

     8. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

     9. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present a pass signed by Landlord to the Building. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

     10. The directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants, and Landlord reserves the right to exclude any other names therefrom. Any additional name which a tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject to a charge therefor.

     11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Landlord. If consented to by Landlord, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

     12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord. Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant premises to Building personnel. If Landlord establishes a central receiving station in the Building for messenger pick-up and delivery, Landlord shall establish and implement a procedure for prompt delivery of packages received.

     13. Each tenant shall see that the doors of its premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     15. Except with the prior consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premise of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

     16. No tenant shall install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

     17. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Landlord.

     18. Each tenant shall store its refuse within its premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     20. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a wavier of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     22. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building. In the event of any conflict between these Rules and Regulations and the Lease, the Lease shall prevail.

     23. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                   EXHIBIT C
                                   ---------

                         TENANT IMPROVEMENT WORK LETTER
                         ------------------------------


The purpose of this Exhibit C is to delineate the responsibilities of Landlord and Tenant with respect to the design and construction of the improvements in the Premises. All capitalized terms used herein which have defined meanings in the Lease to which this Exhibit is attached (the "Lease") shall have the same meanings herein

1.  TENANT ACCEPTS PREMISES IN "AS-IS" CONDITION.  Tenant shall accept
    ---------------------------------------------
   possession of the Premises in their "As Is" condition. Tenant acknowledges and agrees that Tenant and its representatives have inspected the Premises and all of its structural and mechanical elements and that Tenant is satisfied with the condition thereof. Except as specifically provided below, landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part of the Premises, or to pay for any such work, and neither Landlord nor Landlord's agent have made any representations to Tenant with respect to the condition of the Premises.

2.  CONSTRUCTION OF TENANT IMPROVEMENTS.   Tenant shall substantially complete
    ------------------------------------
   any and all alterations of, or improvements to, the Premises (the "Tenant Improvements"), in accordance with the Final Plans (as defined below) submitted to and approved by Landlord in its reasonable discretion. The Tenant Improvements shall be made and performed in a safe and workmanlike manner, using only first-class materials, in compliance with the minimum Building Standard specification for interior tenant improvements developed by Landlord for uniform application in the Building, and in accordance with the provisions of the following provisions of this Exhibit:

          (a) No work with respect to the Tenant Improvements shall proceed without landlord's prior written approval, which shall not be unreasonably withheld or delayed, of:

              (1)  Tenant's contractor(s) and subcontractor(s);

              (2) certificates of insurance furnished to Landlord from a company or companies approved by landlord in its reasonable discretion;

                   (A) by Tenant's general contractor, evidencing comprehensive general liability insurance (with contractual liability and products and completed operation coverage's) with a minimum combined single limit for bodily injury and property damage in an amount not less than Two Million Five Hundred Thousand Dollars ($2,500,000) per occurrence, endorsed to show a waiver of subrogation by the insurer to any claims the insurer may have against the Landlord,

                   (B) by any and all subcontractors, evidencing comprehensive general liability insurance (with contractual liability and products and completed operations coverages) with a minimum combined single limit for bodily injury and property damage in an amount not less than One Million Dollars ($1,000,000) per occurrence, endorsed to show Landlord as an additional insured and endorsed to show waiver of subrogation by the insurer to any claims the insurer may have against the Landlord, and


                   (C) by Tenant evidencing builder's risk insurance with respect to the Tenant Improvements, in such amounts as are deemed reasonable by landlord in its reasonable discretion, and workers' compensation insurance, as required by law; and

              (3) detailed plans and specifications for such work, prepared by a licensed architect approved in writing by Landlord in Landlord's reasonable discretion (the "Tenant's Architect"), which indicate that such work will not exceed the design load capacities and performance criteria of the Building, including , without limitation, its electrical HVAC and weight capacities, and construction means and methods.

          (b) Except as otherwise expressly provided in paragraph 3 below, the Tenant Improvements shall be undertaken at Tenant's sole cost and expense and in strict conformance with any applicable laws, regulations, building codes and the requirements of any building permit and any other applicable permits or licenses issued with respect to such work. Tenant shall be solely responsible for obtaining any such permits and licenses from the appropriate governmental authorities, and any delay in obtaining such permits or licenses shall not be deemed to extend the commencement date of the expiration date of the term of the Lease or to waive or toll Tenant's and other obligations with respect to the Premises. Copies of all permits and licenses shall be furnished to Landlord before any work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to landlord, shall be promptly replaced and corrected at Tenant's expense.

          (c)  [Intentionally Deleted]

          (d) Any work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion. Landlord hereby agrees to use its reasonable efforts to facilitate such work and to ensure access by Tenant to and availability to Tenant of all freight elevators and any such similar facilities necessary to facilitate such work, subject, however, to the rules and regulations established by Landlord for construction work in the Building. All work shall be conducted in a manner that maintains harmonious labor relations and does not unreasonably interfere with or delay any other work or activities being carried out by Landlord in the Building. Landlord or Landlord's agent shall have the right, upon prior telephonic or other notice to Tenant (in accordance with and subject to the limitations set forth in paragraph 18 of the Lease), to enter the Premises and inspect the Premises and the Tenant Improvements at any reasonable times during the construction of the Tenant Improvements.

          (e) Tenant shall cause the Tenant's Architect to prepare and submit to Landlord for its approval complete architectural plans, drawings and specifications for all Tenant Improvements, including, without limitation, complete engineered mechanical and electrical working drawings for the Premises, showing the subdivision, layout, finish and decoration work desired by Tenant therefor, and any internal or external communications or special utility facilities which will require installation of conduits or other improvement within common areas, all in such form and in such detail as may be reasonably required by Landlord. Such complete plans, drawings and specifications are referred to herein as "Final Plans." Tenant, at its cost, agrees to use only contractors listed on the attached list of approved contractors (the "Approved List") to (i) prepare the design and preparation of mechanical drawings for the mechanical systems serving the Premises, (ii) prepare the design and preparation of electrical drawings for the electrical systems serving the Premises, and
(iii) prepare the design and preparation of sprinkler drawings for the sprinkler systems serving the Premises. Tenant shall submit the Final Plans for the approval of Landlord, which approval shall not be unreasonably withheld or delayed. Within five (5) business days after Landlord receives the Final Plans for approval, Landlord shall give its written approval of the Final Plans, or provide Tenant with specific written objections to the Final Plans. If Landlord objects to the Final Plans, Landlord shall make itself available to meet with Tenant and the Tenant's Architect within three (3) business days after said objection to resolve the objections and to deliver to the Tenant's Architect such information as may be necessary to enable the Tenant's Architect to cause the Final Plans to be revised consistent with Landlord's objections. No delay in the scheduling of completion of the Tenant Improvements resulting from Landlord's review, revision and approval of the Final Plans shall be deemed to extend the commencement date or expiration date of the term of the Lease or waive or toll Tenant's rental obligations with respect to the Premises. In the event that Tenant and/or its contractors and subcontractors desire to change the Final Plans subsequent to approval by Landlord, Tenant shall provide notice of such proposed change to Landlord for Landlord's written approval which approval shall be required prior to the implementation of such proposed change and which shall not be unreasonably withheld or delayed. Landlord shall approve or disapprove the proposed change within three (3) business days after Landlord's receipt of any final plans and specifications therefor or within such time period after such three (3) business day period which is reasonably practical. At the conclusion of construction, Tenant shall cause the Tenant's Architect to provide two (2) complete sets of record drawings of the Tenant Improvements, as constructed, which shall not materially deviate from the Final Plans, and Tenant shall also cause to be provided a project close-out package, including, without limitation, a punchlist sign-off, project team list, permit card, contractor's payroll certification, unconditional lien releases and final construction costs itemized by trade.

          (f) Landlord shall approve the list of bidding general contractors, which shall include, without limitation, Pankow Construction. Landlord's approval of such bidding general contractors shall not be unreasonably withheld or delayed. Tenant, with the prior written consent of Landlord, shall enter into a contract (the "General Contract") with one of the Bidding Contractors ("Tenant's Contractor",) for the construction of the Tenant Improvements.

          (g) Tenant shall cause Tenant's Contractor to enter into a sub contract with one of the contractors listed on the Approved List for the sprinkler system work required under the General Contract. With respect to all mechanical systems work required under the General Contract, Tenant shall cause Tenant's Contractor to enter into a subcontract with one of the contractors listed on the Approved List. With respect to all electrical systems work required under the Gerneral Contract, Tenant shall cause Tenant's Contractor to enter into a subcontract with one of the contractors listed on the Approved List for the electrical systems work. To the extent Tenant's Contractor desires to subcontract other work required under the General Contract, Tenant shall cause Tenant's Contractor to solicit bids for such proposed subcontract (the "Other Work Bidders"), at least one (1) of which, if Landlord so elects, shall be subcontractor designated by Landlord, and, with the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), to enter into such subcontract with one of the Other Work Bidders. Tenant's Contractor may engage such laborers and suppliers as it deems appropriate, subject to the provisions of subparagraph (d) above.

          (h) All payments by Tenant for work done by a subcontractor in connection with the Tenant Improvements shall be made by joint check issued to Tenant's Contractor and such subcontractor and shall be conditioned upon Tenant's and landlords receipt of (1) conditional lien waivers and releases upon progress payments, executed by Tenant's Contractor and such subcontractor, covering the full amount disbursed through the date of the disbursement, and (2) a conditional lien waiver and release upon final payment covering the final payment amount, executed by Tenant's Contractor and such subcontractor.

          (i) Although landlord has the right to review, request revisions to and approve the Final Plans, Landlord's sole interest in doing so is to protect the Building and Landlord's interest in the Building. Accordingly, Tenant shall not rely upon Landlord's approval for any purpose other than for the purpose of acknowledging the consent of Landlord to proceed with the requested action, and Landlord shall incur no liability of any kind by reason of the granting of such approvals.

3.   TENANT IMPROVEMENT ALLOWANCE.  Subject to the terms and conditions of this
     -----------------------------
paragraph below, Landlord shall reimburse Tenant up to a maximum amount of Six hundred fourteen thousand, five hundred forty-one dollars and fifty cents ($614,541.50) (the "Tenant Improvement Allowance") for (i) hard and soft costs of construction of the Tenant Improvements, including without limitation, all architectural and engineering fees incurred in connection therewith, sums payable to Landlord in connection therewith, and cabling and signange costs, and
(ii) the brokerage fee payable to Colliers Damner Pike as a result of the Lease. Provided no Event of Default, or Potential Default, shall then exist under the Lease from and after the date hereof, Landlord shall make advances to Tenant of the Tenant Improvement Allowance upon presentation of invoices from Tenant or the person performing the work or rendering the service and such reasonable supporting documentation as Landlord may require, including, without limitation, mechanics' lien releases and certificates of payment issued by the Tenant's Architect and, if applicable, Tenant's designated representatives. Invoices that are submitted and approved by Landlord shall be paid on or before the fifteenth (15/th/) day of the following month. In addition, Tenant must provide Landlord with valid invoices prior to June 30, 1999 to be available for reimbursement under the Tenant Improvement Allowance, provided said date of June 30, 1999 may be extended to a maximum outside date of December 31, 1999, if Tenant is delayed on constructing its tenant improvement as a result of matters beyond Tenant's reasonable control and Tenant promptly notifies Landlord of such delay. Except as expressly provided above, Landlord shall have no further obligation to disburse any additional monies to Tenant, with respect to the Tenant Improvement Allowance, the Tenant Improvements or the reimbursement under this Paragraph 3.

4.   AMERICANS WITH DISABILITIES ACT AND SIMILAR ACTS.  Notwithstanding anything
     -------------------------------------------------
to the contrary contained herein or in the Lease, Tenant, at its sole cost and expense, shall (i) cause the Premises to comply with the provisions of the Americans With Disabilities Act, 42 U.S.C. e 12101 et seq. And any governmental regulations with respect thereto (the "ADA"), Title 24 of the California Administrative Code ("Title 24") and other similar local , state or federal laws, rules, ordinances or regulations ("Other Disabilities laws"), including, without limitation, any alterations required under ADA for the purposes of "public accommodations" ( as that term is used in the ADA), and (ii) reimburse Landlord upon demand for any and all costs incurred by Landlord to comply with the ADA, Title 24 or Other Disabilities Laws in any other portion of the floor on which the Premises are located or any other portion of the Building, to the extent that any compliance requirement described in the immediately preceding clauses (i) and (ii) arises out of Tenant's particular use of or construction in the Premises, or otherwise arising out of the Premises. Except as provided above and as provided in the Prior Lease, Tenant shall have no responsibility under the Lease (including the exhibits and attachments thereto) to comply with such laws in portions of the Building outside of the Premises.

5.   TENANT'S INDEMNITY.  Tenant shall indemnify, defend and hold Landlord
     ---------------------
harmless from and against any and all claim, liens, expenses, costs, losses, fines, liabilities and/or damages (including, without limitation, reasonable attorneys' fees and costs) arising out of or in any way connected with the construction by Tenant of the Tenant Improvements.

IN WITNESS WHEREOF, the undersigned have executed this Exhibit C concurrently with the execution of the Lease.

WALKER INTERACTIVE SYSTEMS        THE EQUITABLE LIFE ASSURANCE
                                  SOCIETY OF THE UNITED STATES,
                                  a New York corporation

By: /s/    BARBARA M. HUBBARD     By: /s/   DOUGLAS L. BROWN
   --------------------------        -----------------------
Its: Vice President               Its: Vice President
    ---------------                    --------------
Date: November 17, 1997           Date: November 24, 1997
      -----------------                 -----------------